Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gary S. Kledzik, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that the Quarterly Report of Miravant Medical Technologies on Form 10-Q, as amended, for the fiscal quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q, as amended, fairly presents in all material respects the financial condition and results of operations of Miravant Medical Technologies, as of, and for the period presented in such report.

                                      By: /s/ Gary S. Kledzik
                                     -----------------------------
                                     Name: Gary S. Kledzik
                                     Title:   Chief Executive Officer

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John M. Philpott, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that the Quarterly Report of Miravant Medical Technologies on Form 10-Q, as amended, for the fiscal quarter ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q, as amended, fairly presents in all material respects the financial condition and results of operations of Miravant Medical Technologies, as of, and for the period presented in such report.

                                        By: /s/ John M. Philpott
                                       ---------------------------------
                                       Name: John M. Philpott
                                       Title:   Chief Financial Officer